Exhibit 10.29

LEASE MODIFICATION AGREEMENT

AGREEMENT made this 1st day of November 1996, by and between JOSEPH P. DAY RELATY CORP., as agent for 800 Third Avenue Associates (“Owner”), having an office at 9 East 40th Street, New York, New York 10016, and ASSET ALLIANCE CORPORATION (“Tenant”), 800 Third Avenue, New York, New York 10022;

W I T N E S S E T H :

WHEREAS, the parties are Owner and Tenant respectively under lease dated September 12, 1996 (the “Lease”) covering a portion of the 16th Floor as described in the Lease; and

WHEREAS, Tenant wishes to lease additional space in the basement;

NOW, THEREFORE, the parties agree as follows:

1. Owner hereby leases to Tenant and Tenant hereby leases from Owner the basement space shown on the attached floor plan (the “Basement Space”) for a term commencing on execution of this Agreement and ending on the same day the term of the Lease shall end, at an annual rental rate of $3,900 per annum.

2. Except to the extent otherwise provided in this Agreement, (a) from and after the date of this Agreement the Basement Space shall for all purposes of the Lease constitute part of the demised premises under the Lease, and (b) Owner and Tenant agree that all the terms, covenants and conditions of the Lease shall apply to the leasing of the Basement Space.

3. Tenant has inspected the Basement Space and accepts the same “as is” and Owner is required to do no work in the Basement Space.

4. Articles 39, 40, 41, 42, 43, 66, 67, 68, 70, 71, 72, 73, 74 and 75 of the Lease shall not apply to the leasing of the Basement Space. Article 2 of the Lease shall not apply to the Basement Space; Tenant shall use and occupy the Basement Space for storage and for no other purpose.

5. This Agreement is offered to Tenant for signature by the managing agent of the Building solely in its capacity as such agent and subject to Owner’s acceptance and approval. Tenant shall affix its signature hereto with the understanding that such act shall not, in any way, bind Owner or its agent until such time as this Agreement shall have been approved and executed by the managing agent or the Owner and delivered to Tenant.

6. Tenant covenants, warrants and represents that there was no broker except Joseph P. Day Realty Corp. instrumental in consummating this Agreement and that no conversations or negotiations were had with any broker except Joseph P. Day Realty Corp. concerning the terms of this Agreement. Tenant agrees to hold Owner harmless against any claims for a brokerage commission arising out of any conversations or negotiations had by Tenant with any broker except Joseph P. Day Realty Corp.

7. Except as specifically modified herein, Owner and Tenant ratify, confirm, accept and agree to all of the terms, covenants and conditions of the Lease.

8. This Agreement shall inure to the benefit of and bind the parties hereto, their legal representatives, successors and assigns. Tenant shall look only to Owner’s estate and interest in the land and Building, for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner under the Lease or this Agreement, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to the Lease or this Agreement, the relationship of Owner and Tenant hereunder, or Tenant’s use and occupancy of the demised premises.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

JOSEPH P. DAY REALTY CORP., as agent
(Owner)

By:	/s/ Richard Teichman

ASSET ALLIANCE CORPORATION
(Tenant)

By:	/s/ Arnold L. Mintz

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Asset Alliance Corporation
Arnold L. Mintz
Executive Vice President

October 30, 1996

Mr. Arnold Tannenbaum
Clarks Goodman & Company, Ltd.
1210 Pleasantville Road
Briarcliff Manor, NY 10510

Dear Mr. Tannenbaum:

To confirm our telephone conversation, this is to advise you not to issue an umbrella liability policy for Asset Alliance Corporation. I have enclosed the original certificate of insurance which was issued on October 17, 1996.

Please mail to us the amended certificate of insurance as soon as possible.

Thank you for your assistance in this matter.

Kindest regards,

/s/ Arnold L. Mintz
Arnold L. Mintz
Executive Vice President

Encl.

CERTIFICATE OF INSURANCE

*** ACORD 25-S ***

Issue Date 10-17-1996

This Certificate Is Issued As A matter Of Information Only And Confers No Rights Upon The Certificate Holder. This Certificate Does Not Amend, Extend Or Alter The Coverage Afforded By The Policies Below.

Producer	COMPANIES AFFORDING COVERAGE
CHARLES GOODMAN &CO.LTD 1210 PLEASANTVILLE RD BRIARCLIFF MANOR NY 10510 (914) 762 5800	Company A FEDERAL INSURANCE COMPANY
	Company B
Insured ASSET ALLIANCE CORPORATION 90 BROAD STREET, SUITE 820 NEW YORK, N.Y. 10004	Company C
	Company D
	Company E

"IMPORTANT NOTICE: THE NEW YORK STATE INSURANCE DEPARTMENT HAS STATED THAT (1) THIS CERTIFICATE OF INSURANCE PROVIDES EVIDENCE OF COVERAGE IN LIEU OF AN ACTUAL COPY OF THE INSURANCE POLICY; (2) THIS CERTIFICATE DOES NOT AMEND, EXPAND OR ALTER ANY OF THE TERMS OF THE INSURANCE POLICIES ADDRESSED BY THIS CERTIFICATE; AND (3) THE WORDING OF THE REFERENCED INSURANCE POLICIES, AND NOT THIS CERTIFICATE, WILL CONTROL IN THE EVENT OF ANY INCONSISTENCY OR CONFLICT BETWEEN THIS CERTIFICATE AND THE APPLICABLE POLICIES OF INSURANCE. A COPY OF THE APPLICABLE POLICIES OF INSURANCE WILL BE FURNISHED UPON WRITTEN REQUEST."

COVERAGES

This Is To Certify That Policies Of Insurance Listed Below Have Been Issued To The Named Insured above For The Policy Period Indicated, Notwithstanding Any Requirement, Term Or Conditions Of Any Contract Or Other Document With Respect To Which This Certificate May Be Issued Or May Pertain, The Insurance Afforded By The policies Described Herein Is Subject To All The Terms, Exclusions And Conditions Of Such Policies.Limits Shown May Have Been Reduced By Paid Claims.

CO	Type Of Insurance	Policy Number	Policy Eff.Date	Policy Exp.Date	All Limits In Thousands	
	---General Lia.---				General Agg.	$2,000
	Comm. Gen. Lia.				Prod/Co-Ops Ag	$1,000
A X	[ ]Cl.Made[X]Occ	3526-29-01	11-01-96	7-01-97	Per/Adv.Injury	$1,000
	Owner/Cont Prot.				Ea. Occurrence	$1,000
					Fire Dmg./Fire	$ 100
					Med.Exp /Per.	$ 10
	--Auto Liability--					
	Any Auto				CSL	$ **
	All Owned Autos					**
	Scheduled Autos				BI/Per.	$ **
	Hired Autos					**
	Non-owned Autos				BI/Acc.	$ **
	Garage Liability					**
					Pty.Dmg	$ **
	--Excess Lia.--				**** Each Occ.	Agg.
A X	Umbrella Form	UNASSIGNED	11-01-96	11-01-97	**** $2,000	$2,000
	Other Than Umb.				****	
	Worker's Comp. And Employer's Lia.				Statutory	
					$	Ea.Acc.
					Disease	
					$	Pol.Lim
					$	Ea.Emp.
	Other					

Description Of Operations/Locations/Vehicles/Restrictions/Special Items
LOCATION: 800 THIRD AVENUE, NEW YORK, N.Y.
ADDITIONAL INSUREDS LANDLORD: JOSEPH P. DAY CORP AS AGENTS AND 800 THIRD AVENUE ASSOCIATES.

CERTIFICATE HOLDER

JOSEPH P. DAY REALTY CORP AS
AGENTS AND 800 THIRD AVENUE
ASSOCIATES
800 THIRD AVENUE
NEW YORK, N.Y.

Should Any Of The Above Described Policies Be Cancelled Before The Expiration Date Thereof, The Issuing Company Will Endeavor To Mail----Days Written Notice To The Certificate Holder Named To The Left, But Failure To Mail Such Notice Shall Impose No Obligation Or Liability Of Any Kind Upon The Company, Its Agents Or Representatives.

Authorized Represenative